MATERIAL EVENT DURING THE PERIOD	6 Months Ended
Jun. 30, 2017
Material Event During Period
MATERIAL EVENT DURING THE PERIOD
NOTE 8   -   MATERIAL EVENT DURING THE PERIOD

In June 2017, the Company entered into new agreements with Dr. Dov Tamarkin and Mr. Meir Eini pursuant to their resignation from their roles as Chief Executive Officer and Chief Innovation Officer of the Company, respectively, effective as of June 29, 2017. As part of the agreements, as of July 1, 2017 Dr. Tamarkin and Mr. Eini will begin to serve as advisors to the Company. In addition, Dr. Tamarkin and Mr. Eini are entitled to customary cash severance payments in the total amount of $1.8 million and will retain all outstanding stock options and RSUs, as long as they serve as advisors of the Company.